UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 24, 2016

GLOBAL PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161 800 South Street Waltham, Massachusetts 02454-9161
(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 24, 2016, Global Partners LP (the “Partnership”), and its wholly owned subsidiaries Global Companies LLC (“Global Companies”), Global Montello Group Corp. (“Montello”), and Alliance Energy LLC (“Alliance”, and collectively with the Partnership, Global Companies and Montello, the “Seller”) as Seller, entered into a Real Estate Purchase and Sale Contract with an institutional real estate investor, as Buyer, for a sale leaseback transaction relating to thirty-three (33) gasoline stations and convenience stores located in Connecticut, Maine, Massachusetts, New Hampshire and Rhode Island (the “Sale Leaseback Sites”) for an aggregate total cash purchase price of $67,712,857.00 (the “Sale Leaseback Transaction”).

Concurrently with the closing of the Sale Leaseback Transaction, the Partnership, Montello and Buyer will enter into a Master Unitary Lease Agreement pursuant to which Seller will lease the Sale Leaseback Sites for an initial term of fifteen years, with an option to renew for successive periods of ten years, five years and five years beyond the initial term.

Closing of the Sale Leaseback Transaction is subject to customary due diligence and is expected to occur no later than early in the third quarter of 2016.  The Partnership expects to use the proceeds from the Sale Leaseback Transaction to reduce indebtedness outstanding under its revolving credit facility.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “may,” “believe,” “should,” “could,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “will likely result,” or other similar expressions.  Although the Partnership believes these forward-looking statements are reasonable as and when made, there may be events in the future that the Partnership is not able to predict accurately or control, and there can be no assurance that future developments affecting the Partnership’s business will be those that it anticipates.

Among other risks and uncertainties, there can be no guarantee that the proposed Sale Leaseback Transaction will be completed, or if it is completed, the timeframe in which it will be completed. The proposed Sale Leaseback Transaction is subject to the satisfaction of certain conditions contained in the Real Estate Purchase and Sale Contract.

For additional information about risks and uncertainties that could cause actual results to differ materially from the expectations the Partnership describes in its forward-looking statements, please refer to the Partnership’s most recently filed Annual Report on Form 10-K  and subsequent filings the Partnership makes with the Securities and Exchange Commission, which are available at the SEC’s website, http://www.sec.gov.

The Partnership cautions that readers should not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The Partnership expressly disclaims any obligation or undertaking to update forward-looking statements to reflect any change in its expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibit

99.1*	Global Partners LP Press Release dated May 31, 2016

*         Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
		By:	Global GP LLC,
its general partner

Dated:	May 31, 2016		By:	/s/ Edward J. Faneuil
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Global Partners LP Press Release dated May 31, 2016

             *     Furnished herewith.